UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 4, 2005

Date of Report (Date of earliest event reported)
WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 FINANCIAL TABLES
EX-99.3 2005 FINANCIAL GUIDANCE SUMMARY
EX-99.4 PRESS RELEASE

     All statements contained in this Current Report on Form 8-K , other than statements of historical fact, are forward-looking statements, including those regarding: our guidance on future financial results and other projections or measures of our future performance; the planned initial public offering of WebMD Health equity; the amount and timing of the benefits expected from strategic initiatives and acquisitions or from deployment of new or updated technologies, products, services or applications; the prospects for new applications of porous plastics and other porous media; and other potential sources of additional revenue. These statements are based on our current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; operational difficulties relating to combining acquired companies and businesses; customer relations and operations challenges resulting from the change in our corporate name and branding; our ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the Health Insurance Portability and Accountability Act of 1996 (HIPAA); and our ability to attract and retain qualified personnel. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.
* * * *
     Exhibit 99.1 furnished with this Current Report on Form 8-K includes financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures, each of which is expected to be discussed on the Analyst and Investor Conference Call referred to in Exhibit 99.1. The non-GAAP financial measures include: our income before taxes, non-cash and other items; and related per share amounts. Exhibit 99.2 to this Current Report includes a reconciliation of the historical non-GAAP financial measures to historical GAAP financial measures. Exhibit 99.3 to this Current Report includes a reconciliation of forward-looking non-GAAP financial measures to forward-looking GAAP financial measures. Forward-looking income per share before taxes, non-cash and other items is based on 356 million weighted-average shares outstanding, which is also the projected weighted-average shares outstanding used in computing forward-looking net income per share. We believe that the above non-GAAP measures, and changes in those measures, are meaningful indicators of our company’s performance and provide additional information that our management finds useful in evaluating such performance and in planning for future periods. Accordingly, we believe that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 2.02.     Results of Operations and Financial Condition
     On August 4, 2005, we issued a press release announcing our results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The press release was accompanied by the financial tables incorporated by reference into Item 8.01, below.

Item 7.01.     Regulation FD Disclosure
     Exhibit 99.3 to this Current Report includes forward-looking financial information expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 4:45 p.m., Eastern time, today (August 4, 2005). The call can be accessed at www.webmd.com (in the About WebMD section) and a replay will be available at the same location. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
* * *
     On August 4, 2005, we issued a press release regarding changing our name to Emdeon Corporation. A copy of the press release is attached hereto as Exhibit 99.4. Exhibit 99.4 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
     Additional information regarding the name change can be found under the heading “Proposal 2: Amendment of the WebMD Charter to Change the Corporate Name of WebMD to Emdeon Corporation” in the preliminary Proxy Statement for our 2005 Annual Meeting of Stockholders that we filed with the SEC on August 4, 2005.
Item 8.01.     Other Events.
     On August 4, 2005, we issued a press release announcing our results for the quarter ended June 30, 2005. Attached hereto as Exhibit 99.2 and incorporated by reference herein are financial tables that accompanied the press release announcing the results.
Item 9.01.     Financial Statements and Exhibits
     (c)     Exhibits
               The following exhibits are filed or furnished herewith:

99.1	Press Release, dated August 4, 2005, regarding our results for the quarter ended June 30, 2005

99.2	Financial Tables accompanying Exhibit 99.1

99.3	2005 Financial Guidance Summary

99.4	Press Release, dated August 4, 2005, regarding changing our name to Emdeon Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: August 4, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated August 4, 2005, regarding our results for the quarter ended June 30, 2005

99.2	Financial Tables accompanying Exhibit 99.1

99.3	2005 Financial Guidance Summary

99.4	Press Release, dated August 4, 2005, regarding changing our name to Emdeon Corporation

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